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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jersey Central Power & Light Company ("Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Earl T. Carey
                                          -------------------------------
                                               Earl T. Carey
                                                President
                                           (Chief Executive Officer)
                                               August 18, 2003

                                           /s/ Richard H. Marsh
                                          ------------------------------
                                               Richard H. Marsh
                                          Senior Vice President and
                                            Chief Financial Officer
                                               August 18, 2003

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